“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Conference Call Fourth Quarter and Full Year 2013 March 6th, 2014 Exhibit 99.2

Forward Looking Statements &
Non GAAP Measures
“Focused
manufacturer of
engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s Full Year and Fourth Quarter 2013 Earnings Release on the Investor Relations section of our website www.manitexinternational.com
for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment”
Overview
• 2013 was another year of record growth and strong financial performance:
– Sales of $245.1 million (19% increase)
– Net income of $10.2 million (26% increase)
– EPS $0.80 (18% increase)
– EBITDA $21.5 million (20% increase), 8.8% of sales
• Q4-2013 revenues increase 16% to $65.4 million and net income increases
49% to $3.0 million or $0.22 EPS. EBITDA $6.2 million 9.5% of sales.
• Q4-2013 commercial conditions relatively unchanged from Q3-2013, with markets flat. Start to 2014 has seen increase in tempo and order intake despite adverse impacts of weather in many places.
• 2013 accomplished several key building blocks:
• New products introduced (eg 70 ton truck crane & 15 ton cab down).
• Strategic acquisitions of Sabre and Valla in second half of the year.
• Strengthened sales organization and distribution in several key areas.

“Focused
manufacturer of
engineered lifting
equipment”
Commercial Overview
•
2013 market conditions did not live up to early growth expectations and in our principal market, boom trucks, demand was marginally down year over year:
•
Significant degree of uncertainty in N. America, influencing buying decisions.
•
N. American general demand for our equipment relatively subdued and slow growth and a long way from the peak of 2007-8. Energy still active but demand from new developments slowed.
•
European markets continued to be adversely impacted from economic conditions and lack of credit.
•
Selective international markets and sectors remained a positive opportunity.
•
However, the start to 2014 is the strongest for past 18 months for boom truck cranes.
•
Product revenue profile remained consistent i.e. still focused on more specialized, higher tonnage units or industry specific product (e.g. energy). Material handling equipment slower, but container handling equipment improved during Q4-2013 with distribution gains.
•
Strongest demand for our Manitex boom trucks, up 30% v 2012. Large tonnage unit shipments up 18% compared to 2012.
•
Invested in sales organization and added several new distributors in the year.
•
Several new products launched during the year, including 70t crane on commercial chassis at Manitex.
•
Valla pick and carry cranes and Sabre tanks added to portfolio during the year.
•
12/31/13 Backlog of $77.3 million (12/31/12, $130.4 million):
•
Production levels increased to improve lead times and balance with demand levels.
•
Broad based order book although boom trucks continue to be heavily represented.

Key Figures - Annual
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
2013 2012 2011
Net sales $245,072 $205,249 $142,291
% change in 2013 to prior period
19.4% 72.2%
Gross profit 46,476 40,464 29,250
Gross margin %
19.0% 19.7% 20.6%
Operating expenses 28,938 26,005 22,649
Net Income 10,178 8,077 2,780
Earnings per share $0.80 $0.68 $0.24
Ebitda 21,483 17,957 11,120
Ebitda % of Sales
8.8% 8.7% 7.8%
Working capital 74,021 61,426 41,032
Current ratio 2.5 2.4 2.4
Backlog 77,281 130,352 83,700
% change in 2013 to prior period
(40.7%) (7.7%)

“Focused
manufacturer of
engineered lifting
equipment”
2013 Operating Performance
$m $m
2012 Net income 8.1
Gross profit impact of increased sales of $39.8 million
(2013 sales less 2012 sales at 2012 gross profit % ).
7.8
Impact from lower margin
(2013 gross profit % - 2012 gross profit % multiplied by 2013 sales)
(1.8)
Increase in gross profit 6.0
Increase in R&D expense
Increase in SG&A expenses
SG&A expense from acquired businesses & acquisition costs
(0.5)
(1.4) (1.9)
(1.0)
Interest (0.5)
Other income / (expense) (0.1)
Increase in tax (0.4)
2013 Net income $       10.2

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q4-2013 Q4-2012 Q3-2013
Net sales $65,431 $56,524 $57,521
% change in Q4-2013 to prior period 15.8% 13.8%
Gross profit 12,779 10,322 11,201
Gross margin %
19.5% 18.3% 19.5%
Operating expenses 7,759 7,046 6,544
Net Income 2,991 2,014 2,621
Earnings Per Share $0.22 $0.16 $0.21
Ebitda 6,225 4,102 5,624
Ebitda % of Sales 9.5% 7.3% 9.8%

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
•Major movements in working capital increase 2013 v 2012, of $12.6m
(including acquisitions):
• Cash, net of short term credit facility, $2.4m, Receivables $2.0m, inventory
$11.4m,  and decreased accounts payable $0.2m, offset by accrued expenses $1.1m, other current liabilities $0.4m, and short term notes $0.7m.
•Inventory: increases in raw materials $6.9m and finished goods $5.0m to support growth.
•Working capital ratios in good position v 2012.
$000
2013 2012 2011
Working Capital $74,021 $61,426 $41,032
Days sales outstanding (DSO) 53 58 60
Days payable outstanding (DPO) 45 51 59
Inventory turns 2.9 3.0 2.7
Current ratio 2.5 2.4 2.4
Operating working capital 86,916 74,300 49,613
Operating working capital % of
annualized LQS
33.2% 32.9% 33.9%

“Focused
manufacturer of
engineered lifting
equipment”
•Increase in debt at 12/31/2013 from 12/31/2012 of $5.1 million or $0.9 million net of cash.
• Increase in lines of credit, equipment finance and Italian working capital finance $5.5 million.
• Repayments of  $0.6 million on capital leases.
• Net increase in acquisition debt of $0.1 million.
•N. American revolver facilities, based on available collateral at 12/31/13 was $46m.
•N. American revolver availability at 12/31/13 of $6.0m.
•Record EBITDA of $21.5 million for 2013.
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash
$000
2013 2012 2011
Total Cash 6,091 1,889 71
Total Debt 54,231 49,138 42,227
Total Equity 84,991 59,533 46,794
Net capitalization 133,131 106,782 88,950
Net debt / capitalization 36.2% 44.2% 47.4%
EBITDA 21,483 17,957 11,120
EBITDA % of sales 8.8% 8.7% 7.8%

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Niche product and market strategy and selective acquisitions continue to deliver strong growth potential in an environment where the market is currently providing little impetus.
• Solid 2013 financial performance and strategic developments:
– Output expanded.
– Solidified strong position in higher growth markets such as energy to complement  traditional commercial focus.
– New products launched and two strategic acquisitions completed to broaden capability and product offering  and strengthen
customer relationships.
– Balance sheet strengthened by equity raise and debt repayments and working capital facilities increased for continued growth.